Exhibit 32

          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


The undersigned hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the quarterly report of United States Basketball League, Inc. on Form 10-QSB for the quarterly period ended November 30, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such quarterly report on Form 10-QSB fairly presents in all material respects the financial condition and results of operation of United States Basketball League, Inc.


Date: January 22, 2007


/s/Daniel T. Meisenheimer, III
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Daniel T. Meisenheimer, III
President

Date: January 22, 2007


/s/Richard C. Meisenheimer
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Richard C. Meisenheimer
Chief Financial Officer